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                           THE RIVERFRONT FUNDS, INC.

                   THE RIVERFRONT U.S. GOVERNMENT SECURITIES
                               MONEY MARKET FUND
                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
                       THE RIVERFRONT INCOME EQUITY FUND
                     THE RIVERFRONT OHIO TAX-FREE BOND FUND
                     THE RIVERFRONT STOCK APPRECIATION FUND

                    Supplement Dated December 2, 1996, to
                        Prospectus Dated April 30, 1996

         Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

         The following paragraph is added as the second paragraph under the heading "THE RIVERFRONT STOCK APPRECIATION FUND -- OTHER ELIGIBLE INVESTMENTS" on page 28 of the Prospectus:

                  The Stock Appreciation Fund may also invest in securities of equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may subject the Stock Appreciation Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code and to maintain its exemption from the 1940 Act. As a shareholder in a REIT, the Stock Appreciation Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses that Stock Appreciation Fund bears directly in connection with its own operations.

         The third and forth paragraphs under the heading "COMPANY MANAGEMENT AND EXPENSES -- INVESTMENT ADVISER" on page 53 of the Prospectus are deleted in their entirety and replaced with the following:

                  Provident uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Funds. As of November 15, 1996, Provident decided to adopt a team approach with respect to each of the Funds in order to take advantage of the experience of its entire portfolio management team. Provident's investment staff consists of seven individuals. All Funds are reviewed on a regular basis by Provident's Investment Policy Committee to ensure they are invested in accordance with the Funds' and Provident's investment policies.

                   INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE